UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2022

CHARGE ENTERPRISES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	File No. 333-253073	90-0471969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Park Avenue, 25th Floor New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

(212) 921-2100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 25, 2022, Charge Enterprises, Inc. (sometimes referred to herein as “we,” “us,” “our” or similar terms) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with an investment vehicle managed by an affiliate of Island Capital Group LLC (the “Investor”), pursuant to which we issued 3,856,000 shares of Series C Convertible Preferred Stock, par value $0.0001 per share (the “Series C Preferred Stock”).

The securities sold pursuant to the Purchase Agreement are issued in reliance on an exemption from registration under Section 4(a)(2) the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D promulgated thereunder. The Investor represented that it is an accredited investor and that it is acquiring the Series C Preferred Stock for investment purposes and not with a view to any distribution of such securities in violation of the United States federal securities laws. Neither this Current Report on Form 8-K, nor any Exhibit attached hereto, is an offer to sell or the solicitation of an offer to buy the securities described herein.

Reference to Transaction Documents

The following descriptions of the Purchase Agreement, the Amended and Restated Certificate of Designation (as defined herein), the Registration Rights Agreement (the “Registration Rights Agreement”) dated February 25, 2022, and the Amendment, Consent and Waiver dated February 25, 2022 (the “Amendment, Consent and Waiver”), and the transactions contemplated thereby, do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement, the Amended and Restated Certificate of Designation, the Registration Rights Agreement, and the Amendment, Consent and Waiver (collectively, the “Transaction Documents”), copies of which are filed as Exhibits to this Current Report on Form 8-K.

The representations, warranties and covenants contained in the Transaction Documents were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to the Transaction Documents, and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Transaction Documents are incorporated herein by reference only to provide information regarding the terms of the Transaction Documents, and not to provide any other factual information regarding us or our business, and should be read in conjunction with the disclosures in our periodic reports and other filings with the Securities and Exchange Commission (“SEC”).

The Purchase Agreement

On February 25, 2022, we entered into and consummated the Purchase Agreement to raise aggregate gross proceeds of $10,845,000 from the Investor to provide us with additional working capital by the issuance and sale of 3,856,000 shares of Series C Preferred Stock with a stated value of $3.125 per share (the “Stated Value”) for an aggregate Stated Value of $12,050,000.

In addition to representations, warranties and covenants typical for transactions similar to those contemplated by the Purchase Agreement, we have granted to the Investor the right to participate in any offer and sale we conduct until February 25, 2025 of our common stock, par value $0.0001 per share (“Common Stock”), including securities convertible into or exchangeable for Common Stock, or debt securities.  The Investor shall have the right to participate in up to 25% of any such future financing on the same terms, conditions and price provided for in such financing.

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The Series C Preferred Stock

A Certificate of Designation of Preferences, Rights and Limitations (the “Certificate of Designation”), designating 2,370,370 shares of our Series C Preferred Stock setting forth the terms of the Series C Preferred Stock created thereby, was filed with the Secretary of State of the State of Delaware on December 20, 2021.

On February 25, 2022, we filed an Amended and Restated Certificate of Designation of Preferences, Rights and Limitations of Series C Convertible Preferred Stock with the Delaware Secretary of State (the “Amended and Restated Certificate of Designation”), to, among other things, increase the number of authorized shares of Series C Preferred Stock to 6,226,370 shares.  There has been no increase in the authorized shares of our aggregate capital stock effected by the Amended and Restated Certificate of Designation.

The following is a summary of the material terms of the Amended and Restated Certificate of Designation and the Series C Preferred Stock, including the material changes to the Certificate of Designation effected by the Amended and Restated Certificate of Designation:

Liquidation Preference

In the event of any liquidation, dissolution or winding up of our affairs, holders of the Series C Preferred Stock will be entitled to receive a liquidation distribution (the “Liquidation Preference”) per share equal to the Stated Value of $3.125 per share, plus all accrued but unpaid dividends.  The Liquidation Preference is senior in liquidation rights to the holders of our Common Stock.  The Stated Value is subject to adjustment as described in the Amended and Restated Certificate of Designation.

Dividends

Holders of our Series C Preferred Stock will receive a monthly dividend at a fixed annual rate of 6.00% of the Liquidation Preference, or $0.1875 per share of Series C Preferred Stock per year, payable, at our option, in cash or in shares of our Common Stock valued at the conversion price.

Voting

Except as otherwise provided in our Amended and Restated Certificate of Incorporation, the Amended and Restated Certificate of Designation or as otherwise required by law, holders of the Series C Preferred Stock shall have no voting rights, however, we shall not, without the affirmative vote of the holders of all the then outstanding shares of Series C Preferred Stock:

•	alter or change adversely the powers, preferences or rights given to the Series C Preferred Stock or alter or amend the Amended and Restated Certificate of Designation,
•	amend our Certificate of Incorporation or other charter documents in any manner that materially adversely affects any rights of any holder of Series C Preferred Stock, or
•	enter into any agreement with respect to any of the foregoing.

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Optional Conversion

Each share of Series C Preferred Stock is convertible, at the option of the holder, into such number of shares of our Common Stock equal to the Stated Value divided by the conversion price of $3.125 per share.  Therefore, each share of Series C Preferred Stock is convertible into one share of Common Stock, subject to adjustment as provided in the Amended and Restated Certificate of Designation.  The holder may convert Series C Preferred Stock at any time after the Common Stock issuable upon conversion are freely transferable under Rule 144 under the Securities Act or other comparable law, including pursuant to a resale Securities Act registration statement.  The holder is prohibited from converting the Series C Preferred Stock into shares of Common Stock if, as a result of such conversion, the holder, together with its affiliates, would own more than 9.99% of the total number of shares of our Common Stock then issued and outstanding (the “Beneficial Ownership Limitation”).  The holder may reset the Beneficial Ownership Limitation to a higher or lower number upon providing written notice to us.  Such notice will be effective 61 days after delivery to us.

Forced Conversion

The Amended and Restated Certificate of Designation modified the Certificate of Designation so that, in the event the closing price of the Common Stock exceeds $6.25, subject to adjustment, for at least five consecutive trading days, we may, within ten trading days’ notice, cause each holder to convert all or part of such holder’s Series C Preferred Stock plus all accrued but unpaid dividends for shares of Common Stock.  However, we may not effect such forced conversion unless there is an effective Securities Act registration statement covering the Common Stock issuable upon conversion or such Common Stock is eligible for resale under Rule 144 under the Securities Act.

Optional Redemption

On ten trading days’ notice to the holders, we may redeem for cash the Series C Preferred Stock in whole or, from time to time, in part at our option, at the sum of $3.125 per share of Series C Preferred Stock, subject to adjustment, plus accrued but unpaid dividends.  Holders may elect to convert the Series C Preferred Stock to Common Stock during such notice period.

Three Year Redemption

The Amended and Restated Certificate of Designation modified the Certificate of Designation so that on the third anniversary of the issuance of Series C Preferred Stock to a holder, we shall, subject to ten days’ prior notice from such holder, convert all of such holder’s Series C Preferred Stock into our Common Stock, or at our option redeem such Series C Preferred Stock for cash, in the aggregate redemption amount of $3.125 per share of Series C Preferred Stock, subject to adjustment, plus accrued but unpaid dividends, plus additional cash consideration in order for the holder to achieve a 20% IRR (as defined in the Amended and Restated Certificate of Designation) (the “Three Year Redemption Amount”).

Furthermore, any such holder who has not so elected to have its Series C Preferred Stock redeemed or converted on such third anniversary may, at any time thereafter, elect to cause us to redeem or convert, at our option, for the Post-Three Year Redemption Amount (as defined in the Amended and Restated Certificate of Designation).

If we elect to convert the Series C Preferred Stock to Common Stock, the conversion price is based on the lower of the conversion price then in effect or the volume weighted average price of our Common Stock for the prior 44-day trading period, provided, however, the maximum number of shares of Common Stock issuable upon such conversion may not exceed $3.125 per share of Series C Preferred Stock then outstanding divided by $1.00.

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The Registration Rights Agreement

The Registration Rights Agreement was executed in connection with the issuance of the Series C Preferred Stock to the Investor requiring us to file no later than August 24, 2022, and cause to be declared effective by the SEC as promptly as possible thereafter, a resale Securities Act registration statement for the offer and resale of the Common Stock underlying the Series C Preferred Stock.  If we fail to have it filed by such date, or if we fail to maintain the effectiveness of the registration statement until all of such shares of Common Stock have been sold or are otherwise able to be sold pursuant to Rule 144 under the Securities Act, without any volume or manner of sale restrictions, then we will be obligated to pay liquidated damages to the holders of such securities of $75,000, in addition to any other rights such holders may have, upon the occurrence of any such event and on each monthly anniversary thereafter until the event is cured. The Registration Rights Agreement also contains mutual indemnifications by us and the holders of registrable securities thereunder, which we believe are customary for transactions of this type.

The Amendment, Consent and Waiver

We are party with various investors in certain investment agreements and instruments pursuant to which such investors are entitled to rights and privileges.  To effect the transactions contemplated by the capital raise described above, we obtained, pursuant to that certain Amendment, Consent and Waiver dated February 25, 2022 (the “Amendment, Consent and Waiver”), certain amendments, consents and waivers, including:

•	consent for amending and restating the Certificate of Designation of Series C Preferred Stock as set forth in the Amended and Restated Certificate of Designation;
•

amendment to that certain Registration Rights Agreement, dated as of December 17, 2021, to require the filing date for registration of certain securities issued under such financing not later than May 15, 2022;

•

waiver through May 15, 2022 of penalties pursuant to that certain Registration Rights Agreement dated as of May 19, 2021 since we have not yet filed or have had declared effective a registration statement for the resale of certain securities issued under such financing; and

•

grant to the purchasers of Series C Preferred Stock pursuant to that certain Securities Purchase Agreement dated December 17, 2021, the right to participate in any offer and sale we conduct of our Common Stock, including securities convertible into or exchangeable for Common Stock, or debt securities on or before February 25, 2025. Such purchasers shall be entitled to participate in their pro rata portion of up to 25% in any such future financing on the same terms, conditions and price provided for in such financing.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference in response to this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference in response to this Item 3.02.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference in response to this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference in response to this Item 5.03.

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Item 7.01. Regulation FD Disclosure.

On March 3, 2022, we issued a press release regarding the transactions described above under Item 1.01 of this Current Report on Form 8-K.  A copy of this press release is included as an Exhibit to this Current Report on Form 8-K.

The information, including the press release, furnished under this Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any other filing by us under the Exchange Act or the Securities Act, except as otherwise expressly stated in such filing.

Notice Regarding Forward-Looking Information

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements reflect current expectations or beliefs regarding future events or our future performance.  Often, but not always, forward-looking statements can be identified by the use of words such as “plans”, “expects”, “is expected”, “budget”, “scheduled”, “estimates”, “continues”, “forecasts”, “projects”, “predicts”, “intends”, “anticipates”, “targets” or “believes”, or variations of, or the negatives of, such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “should”, “might” or “will” be taken, occur or be achieved.  All forward-looking statements, including those herein, are qualified by this cautionary statement.

Although we believe that the expectations expressed in such forward looking statements are based on reasonable assumptions, such statements involve risks and uncertainties, and actual results may differ materially from any future results expressed or implied by such forward-looking statements.  Such risks and uncertainties include our business plans and strategies, our future business development, market acceptance of electric vehicles, our ability to generate profits and positive cash flow, changes in government regulations and government incentives, subsidies, or other favorable government policies, and other risks discussed in our filings with the SEC.  Readers are cautioned that the foregoing list of risks and uncertainties is not exhaustive of the factors that may affect forward-looking statements.  Accordingly, readers should not place undue reliance on forward-looking statements.

The forward-looking statements in this Current Report on Form 8-K speak only as of the date hereof or as of the date or dates specified in such statements.  For more information on us, investors are encouraged to review our public filings on OTC Market at https://www.otcmarkets.com/stock/CRGE/overview.  We disclaim any intention or obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise, other than as required by law.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Designation of Preferences, Rights and Limitations of Series C Convertible Preferred Stock filed on February 25, 2022

10.1*	Securities Purchase Agreement dated February 25, 2022 by and between Charge Enterprises, Inc. and the investor signatory thereto

10.2*	Registration Rights Agreement dated February 25, 2022 by and between Charge Enterprises, Inc. and the investor signatory thereto

10.3	Amendment, Consent and Waiver by and between Charge Enterprises, Inc. and the signatories thereto dated February 25, 2022

99.1	Press Release dated March 3, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

________________

* Schedules omitted pursuant to item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request, provided, however, that the registrant may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act, as amended, for any schedule or exhibit so furnished.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARGE ENTERPRISES, INC.

Dated: March 3, 2022	By:	/s/ LEAH SCHWELLER
Leah Schweller
Chief Financial Officer

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